Supplement dated January 29, 2018 to your variable annuity Prospectus dated May 1, 2017 for the variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

The purpose of this supplement is to announce various underlying fund changes. All changes discussed in this supplement are effective immediately unless otherwise noted below.

Lord Abbett Portfolio Name Change

The name of the Lord Abbett International Core Equity Portfolio is changed to Lord Abbett International Equity Portfolio.

All references in the Contract Prospectus to the Lord Abbett International Core Equity Portfolio are replaced with the Lord Abbett International Equity Portfolio.

Liquidation of the BlackRock iShares® Dynamic Fixed Income V.I. Fund and the BlackRock iShares® Equity Appreciation V.I. Fund and Transfer to the Fidelity® VIP Government Money Market Portfolio

On November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. approved the liquidation of the BlackRock iShares Dynamic Fixed Income V.I. Fund and the BlackRock iShares Equity Appreciation V.I. Fund. This transaction is set to occur on or about March 29, 2018 (the “Transfer Date”). No purchases or transfers into these two funds will be accepted after close of business on March 19, 2018. This is not a liquidation of your Variable Annuity Contract.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccounts investing in the BlackRock iShares Dynamic Fixed Income V.I. Fund and/or the BlackRock iShares Equity Appreciation V.I. Fund, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the BlackRock iShares Dynamic Fixed Income V.I. Fund and/or the BlackRock iShares Equity Appreciation V.I. Fund Subaccounts after the close of business will be transferred to the Subaccount corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the BlackRock iShares Dynamic Fixed Income V.I. Fund, the BlackRock iShares Equity Appreciation V.I. Fund, and the Fidelity VIP Government Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the BlackRock iShares Dynamic Fixed Income V.I. Fund and the BlackRock iShares Equity Appreciation V.I. Fund Subaccounts will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the BlackRock iShares Dynamic Fixed Income V.I. Fund and/or the BlackRock iShares Equity Appreciation V.I. Fund Subaccounts will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907 or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the BlackRock iShares Dynamic Fixed Income V.I. Fund and the BlackRock iShares Equity Appreciation V.I. Fund are deleted from the Contract Prospectus after the Transfer Date.

Form No. NYSUP0118